SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 1999

                     UTG COMMUNICATIONS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Delaware                    333-08305              13-3895294
   (State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                           Identification No.)

                               Limmattalstrasse 10
                          8954 Geroldswil, Switzerland
                    (Address of principal executive offices)

     Registrant's telephone number, including area code: +011-41-1-749-3103

ITEM 5.

PRINCIPAL EXECUTIVE OFFICE ADDRESS AND TELEPHONE NUMBER CHANGES

Effective June 28, 1999, the principal executive offices of UTG Communications International, Inc. (the "Company") is located at Limmattalstrasse 10, 8954 Geroldswil, Switzerland. Also effective June 28, 1999, the Company's new principal telephone number is +011-41-1-749-3103 and the new principal fax number is +011-41-1-749-3109.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Geroldswil, Switzerland on this 28th day of June 1999.

                                   UTG COMMUNICATIONS INTERNATIOAL, INC.


                                   By: /s/ Ulrich Ernst
                                       --------------------------------
                                       Ulrich Ernst
                                       Chairman and CEO
                                       (Principal Executive Officer)